    As filed with the Securities and Exchange Commission on October 15, 1997

                                               Registration No. 333_____________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------


                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                           AREA BANCSHARES CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


            KENTUCKY                                            61-0902343
--------------------------------------------------------------------------------
 (State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)


                 230 FREDERICA STREET, OWENSBORO, KENTUCKY 42301
--------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

             AREA BANCSHARES CORPORATION PROFIT SHARING/401(K) PLAN
                            (Full Title of the Plan)
--------------------------------------------------------------------------------

                            KATHRYN L. KNUDSON, ESQ.
                     POWELL, GOLDSTEIN, FRAZER & MURPHY LLP
                     191 PEACHTREE STREET, N.E., 16TH FLOOR
                             ATLANTA, GEORGIA 30303
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

                                 (404) 572-6952
--------------------------------------------------------------------------------
          (Telephone number, including area code, of agent for service)

                                    Copy to:
                           Timothy O. Shelburne, Esq.
                           Area Bancshares Corporation
                              230 Frederica Street
                            Owensboro, Kentucky 42301
                                 (502) 688-7750

                         CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------

                                                 Proposed               Proposed
Title of                                         Maximum                Maximum
Securities              Amount                   Offering               Aggregate               Amount of
to be                   to be                    Price                  Offering                Registration
Registered              Registered               Per Share              Price                   Fee
-------------------------------------------------------------------------------------------------------------
Common
Stock, no               450,000                  $20.00 (2)             $9,000,000 (3)          $2,728
par value               shares (1)
-------------------------------------------------------------------------------------------------------------

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(2) The average of the high and low prices of the Registrant's Common Stock as reported by the Nasdaq National Market for October 13, 1997.

(3) The aggregate offering price is calculated solely for the purpose of determining the registration fee pursuant to Rule 457(h)(1) under the Securities Act of 1933, as amended.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS


         The documents containing the information specified in Part I of the Instructions to the Registration Statement on Form S-8 will be sent or given to employees of the Registrant as required by Rule 428(b)(1) promulgated under the Securities Act of 1933, as amended (the "Securities Act").

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

        The following documents filed with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

         (1) The Registrant's Registration Statement on Form S-4 dated June 17, 1997, as amended July 30, 1997 and August 8, 1997 (File No. 333-29385);

         (2) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (File No. 0-26032);

         (3) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997 (File No. 0-26032);

         (4) The Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 (File No. 0-26032); and

         (5) The Registrant's Current Report on Form 8-K dated May 2, 1997 (File No. 0-26032);

         (6) The Registrant's Current Report on Form 8-K dated October 14, 1997 (File No. 0-26032).

         (7) The Registrant's Current Report on Form 8-K/A dated October 15, 1997 (File No. 0-26032).

         (8) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 10-A1 as filed with the Securities and Exchange Commission on June 30, 1995 pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act" (File No. 0-26032).

        All documents subsequently filed by the Registrant and the Plan pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment that indicates that all securities offered hereby have been sold or that deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

        Area. The Registrant's Articles of Incorporation state that the Registrant will indemnify its officers and directors as provided by Section 271B.8-510 Kentucky Act. Section 271B.8-510, as is currently in effect, provides that a corporation may indemnify its officers and directors against reasonable expenses (including attorneys' fees) incurred by them in the defense of any action, suit or proceeding to which they were made a party, or in defense of any claim, issue or matter therein, by reason of the fact that they are or were officers or directors of the corporation, to the extent that they have been successful, on the merits or otherwise, in such defense. Section 271B.8-510 also permits indemnification of a corporation's directors and officers against any liability incurred in connection with any threatened, pending or completed action, suit or proceeding by reason of the fact that they are or were directors or officers of the corporation or who, while directors or officers of the corporation, are or were serving at the corporation's request as directors, officers, partners, trustees, employees or agents of another entity, if they acted in a manner they believed in good faith to be in, or not opposed to, the best interests of the corporation, or, with respect to any criminal proceeding, had no reasonable cause to believe their conduct was unlawful, if a determination has been made that they have met these standards of conduct. Such indemnification in connection with a proceeding by or in the right of the corporation, however, is limited to reasonable expenses, including attorney's fees, incurred in connection with the proceeding. The corporation may also advance expenses incurred by any director officer in defending any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such officer or director to repay such advances unless it is ultimately determined that he or she is not entitled to indemnification by the corporation.

        Section 271B.8-520 of the Kentucky Act provides that a corporation shall indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he or she was a party because such person is or was a director of the corporation against reasonable expenses incurred in connection with such proceeding.

        Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


ITEM 8.  EXHIBITS.


        The following exhibits are filed with or incorporated by reference into this Registration Statement pursuant to Item 601 of Regulation S-K:

Exhibit
  No.                                   Description
-------                                 -----------
 4.1              Articles of Incorporation, as amended through September 30,
                  1997, of the Registrant.

 4.2              Bylaws of the Registrant (incorporated by reference to Exhibit
                  3.2 to the Registrant's Report on Form 10-A1 as filed with the Securities and Exchange Commission on June 30, 1995 (Reg. No.
                  026032)).

 5.1 Opinion of Timothy O. Shelburne, Esq. with respect to the securities being registered, including consent.

23.1              Consent of counsel (included in Exhibit 5.1).

23.2              Consents of KPMG Peat Marwick LLP, independent accountants.

24.1              Power of Attorney (see signature pages to this Registration
                  Statement).

99.1              Annual Report of Area Bancshares Corporation Profit
                  Sharing/401(K) Plan for the year ended December 31, 1996.



ITEM 9.  UNDERTAKINGS.

        (a)      The undersigned Registrant hereby undertakes:

                 (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                          (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                          (iii) To include any material information with respect
                 to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

                 (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                 (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (h) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Owensboro, State of Kentucky, on this the 15th day of October, 1997.

                                             AREA BANCSHARES CORPORATION


                                             By:  /s/ Thomas R. Brumley
                                                --------------------------
                                                Thomas R. Brumley
                                                Chief Executive Officer


                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Thomas R. Brumley and Timothy O. Shelburne as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing required or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or their substitutes, could lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

               SIGNATURE                                 TITLE                                          DATE
               ---------                                 -----                                          -----
/s/ Anthony G. Bittel                       Director                                             October 15, 1997
----------------------------------------
Anthony G. Bittel

               SIGNATURE                                 TITLE                                          DATE
               ---------                                 -----                                          -----
/s/ Thomas R. Brumley                      President, Chief Executive Officer and                October 15, 1997
----------------------------------------   Director (principal executive Officer)
Thomas R. Brumley


/c/ C. M. Gatton                            Chairman of the Board of Directors                   October 15, 1997
----------------------------------------
C. M. Gatton


/s/ Gary H. Latham                          Director                                             October 15, 1997
----------------------------------------
Gary H. Latham


/s/ Raymond McKinney                        Vice Chairman of the Board of                        October 15, 1997
----------------------------------------    Directors
Raymond McKinney


/s/ John A. Ray                             Executive Vice President and Chief                   October 15, 1997
----------------------------------------    Financial Officer (principal
John A. Ray                                 financial officer)



/s/ Allan R. Rhodes                         Director                                             October 15, 1997
----------------------------------------
Allan R. Rhodes


/s/ David W. Smith, Jr.                     Director                                             October 15, 1997
----------------------------------------
David W. Smith, Jr.


/s/ William H. Thompson                     Director                                             October 15, 1997
----------------------------------------
William H. Thompson


/s/ Pollard White                           Director                                             October 15, 1997
----------------------------------------
Pollard White


/s/ Gary White                              Vice President and Controller                        October 15, 1997
----------------------------------------    (principal accounting officer)
Gary White



         Pursuant to the requirements of the Securities Act of 1933, the Trustee has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lexington, State of Kentucky, on October 15, 1997.

                                    Area Bancshares Corporation
                                    Profit Sharing/401(K) Plan

                                    Owensboro National Bank, as Trustee

                                    By:  /s/ Patty Drury
                                        ------------------------------------
                                    Title:  Vice President and Trust Officer
                                          ----------------------------------

                                  EXHIBIT INDEX

        Exhibit
          No.                      Description
        -------                    -----------
          4.1     Articles of Incorporation, as amended through September 30,
                  1997, of the Registrant.

          4.2 Bylaws of the Registrant (incorporated herein by reference to Exhibit 3.2 to the Report on Form 10-A1 as filed with the Securities and Exchange Commission on June 30, 1995 (Reg. No.
                  0-26032)).

          5.1 Opinion of Timothy O. Shelburne, Esq. with respect to the securities being registered, including consent.

         23.1     Consent of counsel (included in Exhibit 5.1).

         23.2     Consents of KPMG Peat Marwick LLP, independent accountants.

         24.1     Power of Attorney (see signature pages to this Registration
                  Statement).

         99.1     Annual Report of Area Bancshares Corporation Profit
                  Sharing/401(K) Plan for the year ended December 31,1996.